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                                                                     EXHIBIT 10B

     Schedule identifying substantially identical agreements, between Cable & Wireless Communications plc and each of the following subsidiaries of NYNEX CableComms Group PLC and NYNEX CableComms Group Inc. (the "Companies") providing for loans by Cable & Wireless Communications plc to each of the following subsidiaries, to the Agreement constituting Exhibit 10a to the Quarterly Report on Form 10-Q of the Companies for the quarter ended March 31,1997:

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                                  SUBSIDIARY                                     LOAN AMOUNT
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
NYNEX CableComs Bolton                                                           L35,100,000
NYNEX CableComs Wirral Telephone and Cable T.V. Company                          L42,600,000
NYNEX CableComs Bury and Rochdale                                                L19,000,000
NYNEX CableComs Cheshire                                                         L35,500,000
NYNEX CableComs Derby                                                            L25,800,000
NYNEX CableComs Greater Manchester                                               L70,900,000
NYNEX CableComs Macclesfield                                                     L14,000,000
NYNEX CableComs Staffordshire                                                    L35,600,000
NYNEX CableComs Stockport                                                        L28,000,000
NYNEX CableComs Wirral                                                           L31,300,000
NYNEX CableComs Bromley                                                          L12,800,000
NYNEX CableComs Solent                                                           L32,000,000
NYNEX CableComs Surrey                                                           L47,300,000
NYNEX CableComs Sussex                                                           L30,600,000
NYNEX CableComs Wessex                                                           L55,100,000
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